        As filed with the Securities and Exchange Commission on October 9, 1998

                                                               File No. 2-76762

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                         Post-Effective Amendment No. 22


                                       and

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                                Amendment No. 23


                        American Diversified Funds, Inc.
                       (formerly Rea-Graham Funds, Inc.)
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                           12100 Wilshire Boulevard
                         Los Angeles, California 90025
               --------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, including Area Code: (310) 442-2660


                            James Buchanan Rea, Jr.
                                  President
                           12100 Wilshire Boulevard
                         Los Angeles, California 90025

                --------------------------------------------------
                     (Name and Address of Agent for Service)

             It is proposed that this filing will become effective:
             [ ] immediately upon filing pursuant to Rule 485(b)
             [ ] on _____________ pursuant to Rule 485(b)
             [ ] 60 days after filing pursuant to Rule 485(a)(1)

             [X] 75 days after filing pursuant to Rule 485(a)(2)

             [ ] on ______________ pursuant to Rule 485(a)

                                   ----------


                     Please Send Copy of Communications to:

                             ROY W. ADAMS, JR., ESQ.
                       1024 Country Club Drive, Suite 135
                            Moraga, California 94556
                                 (925) 631-0222
                              (925) 631-0999 (fax)
                               royadams@value.net

              CONTENTS OF REGISTRATION STATEMENT

This registration statement contains the following documents:

               Facing Sheet

               Contents of Registration Statement

               Cross-Reference Sheet for Prospectus and Statement of Additional
                          Information of American Diversified International Value Fund

               Part A - Prospectus for American Diversified International
                          Value Fund

               Part B - Statement of Additional Information for American
                          Diversified International Value Fund

               Part C - Other Information

               Signature Page

               Exhibits

This Amendment does not relate to the prospectuses or statements of additional information for American Diversified Global Value Fund.

                        AMERICAN DIVERSIFIED FUNDS, INC.


                  AMERICAN DIVERSIFIED INTERNATIONAL VALUE FUND


                              CROSS-REFERENCE SHEET




ITEM NO.                                  CAPTION
---------                                 -------
                                          PART A
                                          ------
     1                                    Cover Page
     2                                    Fee Data
     3                                    Not Applicable
     4                                    The Fund
     5                                    Management of the Fund
     5A                                   Performance Information
     6                                    Description of Shares
     7                                    Purchase of Shares
     8                                    Redemption and Repurchase of Shares
     9                                    Not Applicable

                                          PART B
                                          ------
     10                                   Cover Page
     11                                   Table of Contents
     12                                   General Information and History
     13                                   Investment Objectives and Policies
     14                                   Management of the Fund
     15                                   Principal Shareholders
     16                                   Investment Advisory and Other Services
     17                                   Brokerage Allocation
     18                                   Description of Shares, Part A
     19                                   Purchase, Redemption and Pricing of
                                          Shares
     20                                   Tax Status
     21                                   Principal Underwriter
     22                                   Not Applicable
     23                                   Financial Statements

                                                                      PROSPECTUS
                                                               DECEMBER __, 1998

                              AMERICAN DIVERSIFIED
                            INTERNATIONAL VALUE FUND
       12100 WILSHIRE BOULEVARD, SUITE 680, LOS ANGELES, CALIFORNIA 90025
                         (800) 433-1998, (310) 442-2660
                             HTTP://WWW.ADFUNDS.COM

         American Diversified International Value Fund (the "Fund") is a separate series of shares of American Diversified Funds, Inc. (the "Company"), an open-end diversified investment company. The Fund seeks as its investment objective long-term capital appreciation. The Fund's investment strategies are based on principles of Benjamin Graham, as interpreted and applied by the Fund's subadviser, Ladas & Hulings, Inc. (the "Subadviser").

         American Diversified Asset Management, Inc. ("ADAM" or the "Adviser") is the Fund's investment adviser and oversees the investment activities of the Subadviser. The Subadviser is responsible for the primary day-to-day portfolio investment management decision making process, for furnishing continuous investment supervision to the Fund and for management of the Fund's portfolio.

         This Prospectus sets forth concisely information about the Fund that a prospective investor ought to know before investing. A Statement of Additional Information dated December __, 1998, as may be revised, has been filed with the Securities and Exchange Commission, is incorporated in its entirety by reference in and made a part of this Prospectus, and is available without charge upon request to ADAM at the address above. The Securities and Exchange Commission maintains an Internet website, (http://www.sec.gov), that contains the Statement of Additional Information material that is incorporated by reference and other information about the Fund.

         SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, CREDIT UNION, OR AFFILIATED ENTITY, AND ARE NOT FEDERALLY INSURED OR OTHERWISE PROTECTED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENTAL AGENCY, AND INVOLVE INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

--------------------------------------------------------------------------------

        LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR
          DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY
        STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE
            COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON
                THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
              REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------

 INVESTORS ARE ADVISED TO READ AND RETAIN THIS PROSPECTUS FOR FUTURE REFERENCE.

                                    FEE DATA

SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Load Imposed on Purchases (as a percentage of public offering price).........   4.75%

ANNUAL FUND OPERATING EXPENSES*
         (As a percentage of average net assets)

         Management Fees (after reimbursement).............................................   0.00%

         Rule 12b-1 Fees...................................................................   0.35%

         Other Expenses (after reimbursement)..............................................   1.53%

         Total Fund Operating Expenses (after reimbursement)...............................   1.88%
                                                                                              -----

EXAMPLE

                                                                1 YEAR     3 YEARS      5 YEARS     10 YEARS
                                                                ------     -------      -------     --------
        You would pay the following expenses on a
        $1,000 investment, assuming (1) 5% annual
        return and (2) redemption at the end of
        each time period (after reimbursement).............      $ 66        $104         $144         $257

         * The Adviser has agreed voluntarily to limit the Fund's expenses to 1.88% until March 31, 2000. In the absence of the expense reimbursement management fees, the Adviser estimates that other expenses, and total fund operating expenses would be 1.00%, 1.78% and 3.13% respectively.

         The table above is provided for purposes of assisting current and prospective shareholders in understanding the various costs and expenses that an investment in the Fund will bear, directly or indirectly. The Example should not be considered a representation of past or future expenses, and actual expenses may be greater or lesser than those shown. The hypothetical annual return of 5% is used for illustrative purposes only and should not be interpreted as an estimate that the Fund's annual return will equal that figure, for there can be no guarantee of the Fund's future performance. For a more detailed discussion of the Fund's fees and expenses, see the discussion under "Management of the Fund" below and under "Investment Advisory and Other Services" in the Statement of Additional Information.

         Under rules of the National Association of Securities Dealers, Inc. (the "NASD"), a Rule 12b-1 fee may be treated as a sales charge for certain purposes under those rules. Because the Rule 12b-1 fee is an annual fee charged against the assets of the Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of the maximum front-end sales charge permitted by rules of the NASD. See "Management of the Fund-Distribution Services" below.

                                    THE FUND

         American Diversified International Value Fund is a separate diversified series of American Diversified Funds, Inc., an open-end investment company incorporated in Maryland and registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund is intended for long-term investors who wish to participate in a diversified portfolio seeking undervalued investment opportunities internationally and who can accept international investment risk. The Fund has no previous operating history.

         INVESTMENT OBJECTIVE AND STRATEGIES. The Fund's investment objective is long-term capital appreciation. Under normal market conditions, the Fund seeks to achieve its objective by investing at least 65% of its total assets in equity securities of companies in at least three different countries outside the United States that are included in the Morgan Stanley Capital International Europe, Australia and Far East Index ("MSCI EAFE Index") plus Canada. The Fund generally invests the remaining 35% of its total assets in a similar manner but may invest those assets in equity securities of U.S. companies or in debt securities. See "Investment Policies" and "Risk Considerations" below and "Investment Objectives and Policies -- Risk Considerations" in the Statement of Additional Information for more information.

         The Fund's investment strategies are based on the principles of the late Benjamin Graham, professor of investments at Columbia Business School, as interpreted and applied by the Fund's subadviser, Ladas & Hulings, Inc. Mr. Graham was the author of Security Analysis and The Intelligent Investor, widely recognized texts on the fundamental value analysis of common stocks.

         Mr. Graham's principles of "value investing," as applied by the Subadviser, assume that the current price of a company's securities reflects the securities markets' current expectations, that changing expectations cause the securities' price to fluctuate, and that over time the securities' price will fluctuate around its central tendency of value, its so-called long-term "fundamental" or "intrinsic" value." The Subadviser therefore generally seeks to purchase equity securities it believes are priced at a discount to or below their long-term fundamental value.

         The Subadviser's strategies include a dividend-yield test that seeks to determine the historical trading ranges of companies' securities and to identify companies whose dividend yields are near their highs for the preceding five to seven years. In addition, the Subadviser normally reviews historic, absolute and relative ranges of the traditional value analysis factors seeking one or more of the following characteristics: above-average dividend yield, low stock price in relation to book value, low price-to-earnings ratio, low price-to-cash flow ratio, low price-to-sales ratio, low corporate leverage or high normalized-earnings power. The Subadviser also endeavors to determine which of these relationships is relevant to a portfolio company or its industry in determining over-valuation and under-valuation. Prior to buying a company's securities, the Subadviser generally looks for a "value catalyst" -- some fundamental change occurring that might cause the securities markets to recognize the long-term fundamental value. The Subadviser also seeks to sell a Fund investment as its market price approaches the Subadviser's estimated fundamental value and reinvest the proceeds in other securities offering a greater discount to fundamental value.

         INVESTMENT POLICIES. For purposes of the Fund's investment policies, equity securities include common stock, preferred stock, securities representing the right to acquire stock (such as convertible debentures but excluding options or warrants) and American, European and Global depository receipts for any of the above. Although the Fund tends to invest in companies with at least three years of business operations listed on securities exchanges, it also may invest in newer companies or securities traded over-the-counter. The Fund may invest without limitation in (U. S. or other) fixed income obligations, including cash equivalents (such as bankers' acceptances, certificates of deposit, commercial paper, short-term government and corporate obligations and repurchase agreements), for temporary defensive purposes if the Subadviser believes market conditions so warrant and for liquidity. The Fund may enter into forward foreign currency contracts for the purpose of hedging against foreign currency risk in connection with the purchase or sale of foreign securities. Except as otherwise indicated, the Fund's investment objectives and policies are not fundamental and may be changed without shareholder votes.

          The following investment restrictions, however, are fundamental investment policies that may not be changed without the affirmative vote of the holders of the lesser of (i) 67% or more of the Fund's shares present at a shareholders meeting at which more than 50% of the outstanding shares are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares: The Fund may not invest more than 5% of its total assets in the securities of any one issuer, nor may it purchase more than 10% of any class of securities of any one issuer. The Fund may not invest 25% or more of its total assets in the stock of companies in the same industry (determined by reference to MSCI World Industry Classifications). The Fund may borrow money from a bank for temporary or emergency purposes (but not for investment) in amounts not exceeding 10% of its total assets and may pledge its assets to secure such borrowings. In addition, the Fund may invest up to 15% of its total assets in unlisted foreign securities, including not more than 10% of its total assets in securities with a limited trading market that, in the opinion of the Subadviser, are liquid and have readily available market quotations. The Fund also may invest up to 10% of its assets in the securities of other investment companies, subject to additional restrictions set forth in the Statement of Additional Information. Shareholders will receive at least 30 days prior written notice of any changes in the Fund's investment objectives. If there is a change in investment objective, shareholders should consider whether investment in the Fund remains appropriate in light of their then current financial position and needs. There can be no assurance the Fund's investment objective will be achieved.

         RISK CONSIDERATIONS. There are risks in all investments. Accordingly, there can be no guarantee against loss from an investment in the Fund, and no assurance that its investment objectives will be realized. The Fund has an unlimited right to purchase foreign securities listed on a stock exchange, as well as a limited right to purchase unlisted foreign securities. Investments in foreign securities may be subject to the possibility of expropriation, confiscatory taxation or nationalization and political or social instability or diplomatic developments. Although such foreign forward currency contracts may reduce the risk of loss to the Fund due to a decline in the value of the currency that is sold, they also limit any possible gain that might result should the value of such currency rise. These and other risk considerations are described further in the Statement of Additional Information.

                               PURCHASE OF SHARES

         Shares of the Fund may be purchased by mailing a completed application form, which be found immediately following this Prospectus and a check drawn in U.S. currency on a U.S. bank payable to "American Diversified International Value Fund" to the Fund's transfer agent, PFPC Inc. (the "Transfer

Agent"), 400 Bellevue Parkway, Suite 108, Wilmington, DE 19809. The investment will be made at the Offering Price of the shares next computed after the application and check have been received by the Transfer Agent.

         Shares also may be purchased through any securities dealer having a dealer agreement with the Fund's principal underwriter, American Diversified Asset Management, Inc. (the "Principal Underwriter"), 12100 Wilshire Boulevard, Los Angeles, California 90025. Dealers may place wire orders with the Transfer Agent by calling (800) 348-5032 (9:00 a.m. to 5:00 p.m., Eastern time). The investment then will be made at the Offering Price of the shares next computed after the Transfer Agent receives the telephone order in proper form.

         Certain financial intermediaries ("Purchase Agents") may establish omnibus accounts with the Fund for purposes of making investments in the Fund available to their clients. Purchase Agents do not have a dealer agreement with the Fund's Principal Underwriter and are not acting as dealers in providing this service to its customers. Purchase Agents may impose additional or different conditions on the purchase or redemption of a Fund's shares by their customers and may charge their customers transaction or other account fees on the purchase and redemption of a Fund's shares. Each Purchase Agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases and redemptions. Shareholders who are customers of Purchase Agents should consult their Purchase Agent for information regarding these fees and conditions.

         The minimum initial purchase is $1,000 ($200 for an Individual Retirement Account (IRA) or Bank Draft Investing). Each subsequent purchase requires a $200 minimum ($25 for an IRA or Bank Draft Investing). The minimum initial and subsequent purchase amount for 403 (b) (7) plans and 401 (k) plans sponsored by others is $25. Any subscription may be rejected by the Principal Underwriter or by the Fund in its sole discretion for any reason or no reason. The Fund reserves the right not to accept checks for more than $50,000 that are not certified checks or bank checks.

         NET ASSET VALUE. The net asset value of the Fund's shares is computed as of the close of regular trading on each day the New York Stock Exchange is open for trading, by dividing the value of the Fund's securities plus any cash or other assets (including accrued dividends and interest) less all liabilities (including accrued expenses) by the number of shares outstanding, the result being adjusted to the nearest whole cent.

         A security listed or traded on a recognized stock exchange is valued at its last sales price on the principal exchange on which it is traded prior to the time when assets are valued. If no sale is reported at that time, the mean between the last reported bid and asked price is used. In the case of securities traded on foreign exchanges, if events having a material effect upon the value of such securities occur between the time their price is determined and the time the Fund's net asset value is calculated, the securities will be valued at fair value as determined in good faith by the Board of Directors.

         All other securities for which over-the-counter market quotations are readily available are valued at the mean between the last reported bid and asked price. Securities for which market quotations are not readily available and other assets are valued at fair value as determined in good faith by the Board of Directors. For valuation purposes, quotations of foreign securities in foreign currency are converted to US. dollar equivalents using the foreign exchange rate in effect either at the close of the stock exchange in the country where the security is issued and traded (for securities traded on North American securities exchanges) or at noon New York time following the close of the stock exchange in the country where the security is issued and traded (for all other foreign securities). Short-term investments having a maturity of 60 days or less are valued at cost with accrued interest or discount earned included in interest receivable.


         OFFERING PRICE. The Offering Price on purchases of Fund shares made at one time by a single purchaser, by an individual, his spouse and their children under the age of 21, or a by a single trust or fiduciary account, is the net asset value per share plus a sales commission not exceeding 4.75% of the Offering Price (equivalent to 4.99% of the net asset value), which is reduced on larger sales as shown below.


         Fund shares may be purchased at net asset value, upon written assurance that the purchase is made for investment purposes and that the shares will not be resold except through redemption by the Fund, by (a) officers and directors of the Fund (and their relatives), (b) officers, directors and employees of the Principal Underwriter (and their relatives), (c) directors, officers, partners, or registered representatives (and their relatives) of broker-dealers with a selling agreement with the Principal Underwriter, and (d) any trust, pension, profit-sharing or other benefit plan for such persons. There can be no assurance that such an investor will be sold shares without a sales charge unless at the time of placing a purchase order the investor (or dealer) makes a written request for such a sale. Fund shares also may be sold at net asset value when purchased through a Purchase Agent that does not have a dealer agreement with the Principal Underwriter and may impose a transaction or other account fee on purchases and redemption's by its customers.

                                                            SALES COMMISSION
AMOUNT OF SINGLE SALE AT OFFERING             AS A PERCENTAGE OF       AS A PERCENTAGE OF NET   PORTION RETAINED
PRICE                                          OFFERING PRICE              ASSET VALUE             BY DEALER
--------------------------------------        ------------------       ----------------------   -----------------
Less than $25,000...................                4.75%                    4.99%                  4.00%
$25,000 but less than $50,000.......                4.25%                    4.44%                  3.60%
$50,000 but less than $100,000......                3.50%                    3.63%                  3.00%
$100,000 but less than $200,000.....                3.00%                    3.09%                  2.55%
$200,000 but less than $500,000.....                2.50%                    2.56%                  2.10%
$500,000 but less than $1,000,000 ..                1.75%                    1.78%                  1.45%
$1,000,000 or more..................                0.00%                    0.00%                    *

*Fund dealers can earn a commission and should contact the Principal Underwriter for details.

         Institutional investors wishing to invest $1,000,000 or more may purchase Fund shares at net asset value directly from the Principal Underwriter upon providing written assurance as described in the preceding paragraph.

         CUMULATIVE DISCOUNT. The scale of reduced sales commissions applicable to single sales made at one time of $25,000 or more also may be applied on a cumulative basis to subsequent sales. For this purpose, shares held in accounts registered in the name of the investor are combined and the dollar amount of the subsequent sale is added to the higher of (i) the current net asset value of the account(s), or (ii) the original purchase amount of any other Fund shares owned at that time by the investor. The sales commission on the shares being purchased will then be at the rate applicable to the aggregate. For example, if the investor held shares valued at $16,000 (or, if valued at less than $16,000, had been purchased for $16,000) and purchased an additional $10,000 of Fund shares, the sales commission for the $10,000 purchase would be at the rate of 4.25%. There can be no assurance that an investor will receive the cumulative quantity discount to which he may be entitled, unless at the time of placing his purchase order the investor or his dealer makes a written request for the discount. The cumulative quantity discount may be amended or terminated at any time.

         LETTER OF INTENT. The foregoing schedule of reduced sales charges also is available to investors who enter into a written "Letter of Intent" establishing a total investment goal to be achieved by any number of investments over a thirteen-month period. Each investment made during the period will receive the reduced sales commission applicable to the amount represented by the goal as if it were a single investment. In the event the Letter of Intent goal is not achieved within the thirteen-month period, the investor will be required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and the sales charges actually paid.

         The initial purchase under a Letter of Intent must be equal to at least 5% of the stated investment goal. Investors electing to purchase Fund shares pursuant to a Letter of Intent should see the Statement of Additional Information under the heading "Purchase, Redemption and Pricing of Shares -- Letter of intent" and should read the Letter of Intent Application immediately following this Prospectus.

         BANK DRAFT INVESTING. Investors can purchase Fund shares regularly each month by means of a "Bank Draft Investing Plan" with a pre-authorized check drawn on their checking accounts. The minimum initial purchase of Fund shares by pre-authorized check is $200, and each subsequent purchase requires a $25 minimum. The full details of this service and the necessary forms may be found immediately following this Prospectus.

         INDIVIDUAL RETIREMENT ACCOUNT. Individuals can invest in Fund shares through an Individual Retirement Account ("IRA"). Contributions from annual earnings ($200 initial minimum: $25 subsequent minimum) can be made in any amount up to $2,000 or, for an individual with a non-working spouse (or spouse earning less than $250 a year), up to $2,250. If both husband and wife work, each may contribute up to $2,000 to an IRA. Contributions may not be tax-deductible depending on the individual's income and participation by the individual or his spouse in employer sponsored retirement plans. An IRA application form and disclosure statement may be obtained on request to the Principal Underwriter.


                       REDEMPTION AND REPURCHASE OF SHARES


         Fund shares may be redeemed upon tender to the Transfer Agent of a proper written request setting forth the following: (a) signatures of each registered owner exactly as the shares are registered; (b) the account number of the shareholder and the number of shares or dollar amount to be redeemed; (c) signature guarantees, as described below; and (d) any additional documents for redemption by corporations, partnerships, trusts, estates or other fiduciaries which, in the judgment of the Transfer Agent, are sufficient to establish the authority of the person or persons signing the request.


         To assure proper redemptions, the signature of each registered shareholder must be guaranteed by an eligible guarantor institution such as a commercial bank, credit union, savings association or a member firm of a national securities exchange who are participants in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (MSP). A notary public is not an eligible guarantor. The signature guarantee(s) must appear either: (i) on the written request for redemption, which must clearly identify the exact name (and each name separately if there is more than one signature) in which the account is registered, the account number, and the number of shares or the dollar amount to be redeemed; or (ii) on a stock power, which may be obtained from most banks and stockbrokers. PNC Bank, N.A. will provide a signature guarantee for distribution requests from any IRA account held with the Fund for which PNC Bank, N.A. acts as custodian. A signature guarantee is not required for redemptions of $25,000 or less, requested by and payable to all shareholders of record, to be sent to the address of record for that account.

         Shares will be redeemed at the net asset value per share computed after the tender of the request for redemption in proper form is received by the Transfer Agent. Payment of the redemption price will be made as soon as practicable but in any event within seven days after tender of the request for redemption is received in proper form.

         The Fund will accept, from member firms of the New York Stock Exchange, wire or telephone orders to repurchase shares without a redemption request signed by the shareholder, provided the member firm agrees to indemnity the Fund, the Principal Underwriter and the Transfer Agent from liability arising from the absence of such signature. Forms for the indemnity agreement may be obtained from the Principal Underwriter.

         The Fund may, but is not required to, involuntarily redeem, after 30 days' written notice, the shares of an investor with an aggregate value of less than $200 at the then current net asset value.


         REDEMPTION BY TELEPHONE. Redemptions may be made by telephone if the "Redemption by Telephone" option is selected in advance. Under this option, written authority and medallion guarantees for each redemption are required upon set-up of this option but are not needed at the time of placing individual redemption orders, and checks are mailed directly to your bank account as designated on the form. This option cannot be used under a Retirement Plan. Telephone redemptions will be accepted by the Transfer Agent between the hours of 9 A.M. and 6 P.M. Eastern time. To establish this option, complete the Redemption by Telephone Application immediately following this Prospectus. To add this option to an existing account, you may write or call the Transfer Agent for the required form. Once established, any changes must be communicated in writing to Transfer Agent Applications or subsequent changes must be signed by all shareowners with each signature guaranteed by an eligible guarantor institution such as a commercial bank, credit union, savings association or a member firm of a national securities exchange. Further documentation may be required from corporations, executors, administrators, trustees, guardians or other fiduciaries. The Fund will employ reasonable procedures to confirm that instructions received by telephone are genuine, including requiring a form of personal identification prior to acting on instructions. Neither the Fund, the Adviser, the Subadviser, the Principal Underwriter or the Transfer Agent will be responsible for the authenticity of withdrawal instructions received by telephone or liable for any loss, liability, cost or expense for acting upon such instructions, provided that, pursuant to the Fund's procedures, the instructions are believed to be genuine. Accordingly, shareholders who elect the redemption by telephone option bear the risks arising from this option, including the risk of unauthorized use.

         WITHDRAWAL PROGRAM. A shareholder owning or purchasing Fund shares having $10,000 or more in value at the Offering Price may open a withdrawal program (the "Program") providing regular quarterly or monthly payments in any amount requested from shares held in the Program. The Program is described in the Statement of Additional Information under the heading "Purchase, Redemption and Pricing of Shares-Withdrawal Program." An application form may be found immediately following this Prospectus.

                             MANAGEMENT OF THE FUND

         DIRECTORS AND OFFICERS. The business and affairs of the Fund are managed under the direction of the Company's Board of Directors. Additional Information about the Directors, as well as the Company's executive officers, may be found in the Statement of Additional Information under the heading "Management-Directors and Officers."

         INVESTMENT ADVISER. American Diversified Asset Management, Inc., 12100 Wilshire Boulevard, Suite 680, Los Angeles, 90025, is the Fund's investment adviser and oversees the investment activities of the Subadviser. ADAM is a wholly-owned subsidiary of American Diversified Holdings, Inc.("ADHI"), a corporation formed to manage mutual funds in the United States and Europe. ADHI also is the parent company to American Diversified AG, a German financial services firm located in Berlin. The Investment Adviser and the Subadviser each maintain some of the Fund's books and records.

         The Fund pays the Adviser a monthly fee equal on the annual basis to 1% of the first $100,000,000 of the Fund's net assets, 0.75% of such net assets in excess of $100,000,000 up to $250,000,000, and 0.5% of such net assets in excess of $250,000,000.

         The Investment Advisory Agreement for the Fund was originally approved by the Company's Directors and by vote of the sole shareholder of the Fund on [10/23/98], 1998. The Investment Advisory Agreement will continue in effect until March 31, 2000 and then will continue in effect from year to year if specifically approved annually by (a) the Directors, acting on behalf of the Fund, including a majority of the Directors who are not "interested persons" as defined in the 1940 Act, or (b) by a majority of the outstanding voting securities of the Fund as defined in the 1940 Act.


         The Fund's Investment Advisory Agreement may be terminated without penalty and at any time, by a similar vote upon not more than 60 days written notice by ADAM, the Directors, or a majority of the outstanding voting securities of the Fund as defined in the 1940 Act. Such agreement will automatically terminate in the event of its assignment, as defined in Section 2(a)(4) of the 1940 Act.


                  Further information about the Adviser may be found under the heading "Investment Advisory and Other Services - Investment Adviser" in the Statement of Additional Information.


         SUBADVISER. The Subadviser, Ladas & Hulings, Inc., 8655 E. Via De Ventura, Suite G-200, Scottsdale, AZ 85258, is an investment adviser registered with the Securities Exchange Commission. Under the terms of the Sub-Investment Advisory Agreement, the Subadviser has primary responsibility for the Fund's day-to-day portfolio management decision making process, for furnishing continuous investment supervision to the Fund, management of the Fund's portfolio, including the placing of orders for the purchase and sale of portfolio securities. The Subadviser relies upon an investment committee consisting of several of its investment analysts and professionals to conduct the day-to-day investment management responsibilities of the Fund. William Hulings, the Subadviser's majority shareholder, serves as President and Senior Portfolio Manager.


         Pursuant to the Sub-Investment Advisory Agreement between ADAM and the Subadviser, dated [10/23/98], the Subadviser is entitled to fees at the annual rate of 0.50% of the first $100,000,000 of the Fund's average daily net assets, 0.375% of such net assets in excess of $100,000,000 up to $250,000,000, and 0.25% of such net assets in excess of $250,000,000 as compensation for its services. These fees are payable directly by ADAM from its investment advisory fees and not by the Fund. Such fees accrue daily to be paid monthly by ADAM.


         The Fund's Sub-Investment Advisory Agreement may be terminated without penalty and at any time, by a similar vote upon not more than 60 nor less than 30 days written notice by ADAM, the Subadviser, the Directors, or a majority of the outstanding voting securities of the Fund as defined in the 1940 Act. Such agreement will automatically terminate in the event of its assignment, as defined in Section 2(a)(4) of the Act.

         Further information about the Subadviser may be found under the heading "Investment Advisory and Other Services - Subadviser" in the Statement of Additional Information.

         DISTRIBUTION SERVICES. Effective [10/23/98], the Fund adopted a Plan of Distribution (the "Plan") pursuant to which the Fund will pay monthly to its Principal Underwriter a distribution fee charged against the assets of the Fund and equal on an annual basis to 0.10% of the Fund's average daily net assets. The Plan states that, to the extent that amounts paid to the Principal Underwriter under the Plan exceed amounts expended by the Principal Underwriter for distribution-related activities for the Fund, such excess will be profit to the Principal Underwriter. The distribution fee will be paid to the Principal Underwriter for its services as Principal Underwriter of the Fund's shares in connection with any activities or expenses primarily intended to result in the sale of shares of the Fund, including, but not limited to: (1) compensation to employees of the Principal Underwriter who engage in or support the distribution of the Fund's shares, including salary, commissions, travel and related expenses; (2) compensation to and expenses of the Principal Underwriter, including overhead and telephone expenses, allocable to its activities as Principal Underwriter of the Fund's shares; (3) payments to broker-dealers, financial institutions and other persons as compensation for services in connection with the distribution of shares of the Fund, including promotional incentives and fees calculated with reference to the average daily net asset value of shares held by shareholders who have a brokerage or other service relationship with such broker-dealers or financial institutions; (4) the costs of printing and distributing prospectuses, statements of additional information, and reports for other than existing shareholders; (5) payments to consultants for public relations, marketing, research and promotional services related to the distribution of the Fund's shares; (6) the costs of preparing, printing and distributing sales literature and advertising materials; and (7) such other similar services as the Company's Board of Directors determines to be reasonably calculated to result in the sale of shares of the Fund. Pursuant to the Plan, the Principal Underwriter currently pays a service fee to selling brokers equal on an annual basis to 0.25% of the average aggregate net asset value of outstanding Fund shares registered in the name of that broker as nominee or held in a shareholder account that designates that broker as broker of record. The Fund will pay all costs and expenses in connection with the preparation, printing and distribution of its Prospectus and Statement of Additional Information for current shareholders and the implementation and operation of the Plan, including legal and accounting fees related thereto.

         The distribution fee is payable to the Principal Underwriter regardless of the amounts actually expended by the Principal Underwriter for distribution-related activities. The distribution fee is calculated and accrued daily; the Plan provides that, if it is terminated, any distribution expenses incurred by the Principal Underwriter on behalf of the Fund in excess of payments of the distribution fee received or accrued through the termination date are the sole responsibility and liability of the Principal Underwriter, and are not obligations of the Fund.

         Further information about the Plan may be found under the heading "Principal Underwriter-Distribution Plan" in the Statement of Additional Information.

         TRANSFER AND DIVIDEND PAYING AGENT. PFPC Inc., 400 Bellevue Parkway, Suite 108, Wilmington, DE 19809, serves as transfer agent for the Fund's shares and acts as the Fund's dividend paying agent.

         PRICING SERVICES. American Data Services, Inc. provides certain administrative services to the Fund, including computation of the net asset value of the Fund's shares and maintenance of certain of its books and records.

         PORTFOLIO BROKERAGE. As a general matter, it is the Fund's policy to execute purchases and sales of listed portfolio securities through brokers, including the Principal Underwriter, who provide the best price and execution in the judgment of the Fund's management. Sales of the Fund's shares by a broker are a factor that may be taken into account in recommending and in allocating portfolio transactions to that broker, provided that (1) the broker furnishes best execution; (2) the allocation conforms to the Fund's brokerage allocation policies; and (3) in every allocation made to a broker in which the sale of Fund shares is taken into account, there is no increase in the commissions or other compensation paid to that broker beyond a reasonable commission or other compensation based on best execution or best execution plus research services. Subject to the foregoing as well as compliance with applicable provisions of the 1940 Act and the Fund's written procedures, the Principal Underwriter may execute purchases and sales of listed securities for the Fund.

         A more complete description of the Fund's brokerage allocation policies may be found under the heading "Brokerage Allocation" in the Statement of Additional Information.


                              DESCRIPTION OF SHARES

         The Company's authorized capital consists of 20,000,000 shares of common stock of $1.00 par value per share, all of which are allocated as a single class of shares and of which ___________ are allocated to the Fund as a separate series, with the remaining _________shares allocated to American Diversified Global Value Fund as a separate series. The Directors may from time to time create other classes or series of shares from the Company's authorized but unissued shares. Each share of the Fund entitles the holder to participate equally in dividends, distributions of capital and net assets of the Fund on liquidation. and to one vote as to any matter on which such share is entitled to vote. The Fund, as a separate series of the Company's single class of stock, votes separately on matters affecting only the Fund, and all series of the class of the Company's capital shares vote on matters affecting all series of the class or the Company as a whole (e.g., election or removal of directors). The shares are fully paid and non-assessable when issued and have no preference, preemptive or conversion rights. The Company's shares have non-cumulative voting rights, so that the holders of more than 50% of the Company's shares voting for the election of Directors can elect all the Directors. In that event, the holders of the remaining shares voting for the election of Directors will not be able to elect any person to the Board of Directors. As a Maryland corporation, the Company is not required to hold regular annual meetings of shareholders and does not intend to do so unless a meeting is required under the 1940 Act or otherwise.

         REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. The Fund intends normally to pay dividends representing substantially all of its net investment income and to distribute any net capital gains. Income dividends and capital gains distributions paid by the Fund on all of its shares, other than those whose owners keep them registered in the name of a broker-dealer, are automatically reinvested in whole or fractional shares of the Fund at net asset value, unless a shareholder makes a written request to the Transfer Agent for payments in cash.

         TAX INFORMATION. The Fund intends to qualify and elect to be taxed as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In any fiscal year in which the Fund so qualifies and distributes substantially all of its net investment income (which includes, among other items, dividends, interest and the excess, if any, of net short-term capital gains over net long-term capital losses) and net capital gains (the excess of net long-term capital gains over net short-term capital losses), the Fund generally will be relieved of federal income tax on such income. Amounts not distributed by the Fund on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid during January of the following year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the year in which the distributions are received. To avoid application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement.

         Distributions of any net investment income are taxable to shareholders as ordinary income. Distributions of any net capital gains, designated by the Fund as capital gain dividends, are taxable to shareholders as long-term capital gains regardless of the length of time a shareholder may have held shares of the Fund. The tax treatment of distributions treated as ordinary income or long-term capital gain will be the same whether the shareholder reinvests the distributions in additional shares or elects to receive them in cash.

         Special tax rules may apply to the Fund's transactions involving forward foreign currency contracts. Such rules may, among other things, affect the character of gains or losses realized by the Fund from such transactions and have the effect of deferring recognition of losses incurred from such transactions.

         Upon the sale, redemption, or other disposition of shares of the Fund, a shareholder generally will realize a taxable gain or loss, depending upon the shareholder's basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands and will be long-term or short-term, depending upon the shareholder's holding period for the shares. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced (including shares acquired pursuant to the automatic reinvestment plan) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund shares held by a shareholder for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received by the shareholder with respect to such shares.

         Under certain circumstances, the sales charge incurred in acquiring shares of the Fund may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies where shares of the Fund are disposed of within 90 days after the date they were purchased and new shares of a regulated investment company are acquired without a sales charge or at a reduced sales charge. In that case, the gain or loss recognized on the disposition will be determined by excluding from the tax basis of the shares disposed of all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred a sales charge initially. The portion of the sales charge affected by this rule will be treated as a sales charge paid for the new shares.

         Shareholders will be notified each year of the amounts of dividends and distributions, including the amounts (if any) for that year which have been designated as long-term capital gain dividends. Dividends and distributions may also be subject to additional state, local or foreign taxes, depending upon each shareholder's particular situation. Investors should consult their tax advisers for specific information on the tax consequences of particular types of distributions. For additional information relating to taxes, see "Tax Status" in the Statement of Additional Information.

         FUND PERFORMANCE INFORMATION. The Fund may, from time to time, include its total return in advertisements or reports to shareholders or prospective investors. Standardized quotations of average annual total return for the Fund will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund over a period of 1, 5 and 10 years (up to the life of the Fund). Standardized total return quotations reflect the deduction of a proportional share of Fund expenses (on an annual basis), deduction of the maximum initial sales load, and assume that all dividends and distributions are reinvested when paid. The Fund also may quote supplementary a rate of total return that is based on a net amount invested in the Fund (i.e., that does not reflect deduction of the maximum initial sales load).

         Performance information for the Fund may be compared, in reports and promotional literature, to: (i) the Value Line Composite, NASDAQ, Morgan Stanley World Index, MSCI EAFE Index, Treasury Note Index, or other unmanaged indices so that investors may compare the Fund's results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general; (ii) other groups of mutual funds tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons who rank mutual funds on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the Fund. Unmanaged indices may or may not assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

         Performance information for the Fund will reflect only the performance of a hypothetical investment in the Fund during the particular time period on which the calculations are based. Performance information should be considered in light of the Fund's investment objectives and policies, characteristics and quality of the Fund's portfolio, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future. For a description of the methods used to determine total return for the Fund, see the Statement of Additional Information.

         SUBADVISER PRIOR PERFORMANCE INFORMATION. Because the Fund has no operating history, no performance figures for the Fund have been included in this Prospectus. However, the table below sets forth the composite performance of all actual, fee-paying, discretionary institutional private accounts managed by the Subadviser that have investment objectives, policies, strategies and risks substantially the same as those of the Fund (the "International Value Accounts" or "Accounts"). The Subadviser computed the performance of the Accounts in accordance with recommended standards of the Association for Investment Management and Research ("AIMR"), retroactively applied to all time periods. The Subadviser's independent accountants performed an AIMR "Level II" verification of these performance figures.

         The performance data below represents the prior performance of the Accounts, not the performance of the Fund. Investors should not consider these data as an indication of future performance of the Fund or an individual investor investing in the Fund. In managing the Fund, the Subadviser will employ substantially the same investment objectives, policies and strategies that the Subadviser employed in managing the Accounts. However, in managing the Fund, the Subadviser will be subject to restrictions imposed by the 1940 Act and the Code that do not apply to the Accounts (e.g., limits on the percentage of assets invested in securities of issuers in a single industry and requirements on distributing income to shareholders). The Fund also will incur operating expenses, such as transfer agency, legal and auditing fees, that are not borne by the Accounts. In addition, the continuous offering of the Fund's shares and the Fund's obligation to redeem its shares will likely cause the Fund to experience cash flows different from those of the Accounts. All of the foregoing may adversely affect the performance of the Fund and cause it to differ from that of the Accounts.

                                       TOTAL RETURN(1)(2)
               LADAS & HULINGS, INC.                                        LADAS & HULINGS, INC.
                 INTERNATIONAL                                                 INTERNATIONAL
                 VALUE ACCOUNTS           MSCI EAFE(3)                         VALUE ACCOUNTS        MSCI EAFE(3)
          ----------------------------    -------------      ----------------------------------------------------
           1984                10.90%          5.90%           1 YEAR(4)                  7.88%            6.10%
           1985                26.31%         56.91%           3 Years(4)                12.22%           10.69%
           1986                83.51%         70.20%           5 Years(4)                11.97%           10.03%
           1987                19.63%         25.25%           7 Years(4)                13.61%            9.83%
           1988                24.83%         28.91%          10 Years(4)                14.38%            6.88%
           1989                13.39%         11.05%
           1990                21.09%        -23.34%
           1991                35.77%         12.13%
           1992                 5.07%        -12.17%
           1993                35.60%         32.56%
           1994                -6.60%          7.78%
           1995                 7.97%         11.21%
           1996                14.06%          6.05%
           1997                12.02%          1.78%
           1998(4)              9.73%         15.93%

--------------

(1) AIMR has not been involved with the preparation of, and has not reviewed, these performance data.

(2) The methodology of calculating the performance differs from that required to be employed by mutual funds. All returns presented were calculated on a total return basis and include all dividends and interest, accrued income and realized and unrealized gains and losses. All returns reflect the deduction of investment advisory fees, brokerage commissions and execution costs paid by the Accounts, without provision for federal or state income taxes. Custodial fees, if any, were not included in the calculation. Securities transactions are accounted for on the trade date using accrual accounting. Cash and equivalents were included in performance returns. The monthly returns of the Subadviser's composite combined the individual Accounts' returns (calculated on a time-weighted rate of return that was revalued whenever cash flows exceed a specified threshhold) by asset-weighing each individual Account's asset value as of the beginning of the month. Quarterly and yearly returns were calculated by geometrically linking the monthly and quarterly returns, respectively. The yearly returns were computed by geometrically linking the returns of each quarter within the calendar year.

(3) The Morgan Stanley Capital International EAFE Index, an index that is generally representative of European, Asian and Far East international markets ("MSCI EAFE Index"), consists of over 1,100 securities listed on exchanges in Europe, Australia, New Zealand, the Far East. This Index is a market-value-weighted combination of securities representing at 607 of the market value of securities in each of 20 countries outside of North America. This Index reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions or other expenses of investing.



(4)     Ended June 30, 1998


         INQUIRIES: Shareholders' inquiries by mail or telephone should be addressed to the Principal Underwriter, American Diversified Asset Management, Inc., 12100 Wilshire Boulevard, Suite 680, Los Angeles, California 90025, (800) 433-1998, or (310) 442-2660.


         THE YEAR 2000 ISSUE: The Fund relies extensively on various computer systems in carrying out its business activities, including the computer systems employed by the Adviser, the Subadviser, the Transfer Agent and The Chase Manhattan Bank, the Fund's custodian (collectively, the "Service Providers"). In this connection, the Fund is aware of the so-called "Year 2000 Issue" which involves the potential problems that may be confronted by computer systems users the day after December 31, 1999, when computers using date-sensitive software must be able to properly identify the Year 2000 in their systems. In the event that a computer system fails to make the proper identification of the Year 2000, this could result in a system failure or miscalculations causing disruptions of operations such as pricing errors and account maintenance failures. The Fund is working with the Service Providers to take steps that are reasonably designed to address the Year 2000 Issue with respect to the computer systems relied upon by the Fund. The Fund has no reason to believe that these steps will not be sufficient to avoid any material adverse impact on its operations, although there can be no assurances of this. The costs or consequences of incomplete or untimely resolution of the Year 2000 Issue are unknown to the Fund and the Service Providers at this time but could have a material adverse impact on the operations of the Fund and the Service Providers.

                       STATEMENT OF ADDITIONAL INFORMATION
                                DECEMBER __, 1998

                  AMERICAN DIVERSIFIED INTERNATIONAL VALUE FUND
                       12100 WILSHIRE BOULEVARD, SUITE 680
                          LOS ANGELES, CALIFORNIA 90025
                                 (800) 433-1998
                                 (310) 442-2660

--------------------------------------------------------------------------------

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS. IT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS OF AMERICAN DIVERSIFIED INTERNATIONAL VALUE FUND DATED DECEMBER __, 1998, WHICH MAY BE OBTAINED WITHOUT CHARGE UPON REQUEST TO THE PRINCIPAL UNDERWRITER, AMERICAN DIVERSIFIED ASSET MANAGEMENT, INC., 12100 WILSHIRE BOULEVARD, SUITE 680, LOS ANGELES, CALIFORNIA 90025, (800) 433-1998, OR
(310) 442-2660, (HTTP://WWW.ADFUNDS.COM).

                               TABLE OF CONTENTS
--------------------------------------------------------------------------------


General Information and History .........................................      2
         Investment Objectives and Policies .............................      2
         Investment Policies ............................................      2
         Investment Restrictions ........................................      2
         Risk Considerations ............................................      4
Management of the Fund ..................................................      5
Principal Shareholders ..................................................      7
Investment Advisory and Other Services ..................................      7
         Investment Adviser .............................................      7
         Subadviser .....................................................      8
         Custodian ......................................................      9
         Transfer Agent .................................................      9
         Independent Accountants ........................................      9
Brokerage Allocation ....................................................     10
Purchase, Redemption and Pricing of Shares ..............................     11
         Net Asset Value ................................................     11
         Letter of Intent ...............................................     11
         Withdrawal Program .............................................     12
         Individual Retirement Account ..................................     12
Tax Status ..............................................................     12
Principal Underwriter ...................................................     16
         Distribution Plan ..............................................     16
         Performance Information ........................................     17
Financial Statements ....................................................     19


                        GENERAL INFORMATION AND HISTORY

         American Diversified International Value Fund is a separate diversified series of American Diversified Funds, Inc., an open-end investment company incorporated in Maryland and registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund is intended for long-term investors who wish to participate in a diversified portfolio seeking undervalued investment opportunities internationally and who can accept international investment risk. The Fund has no previous operating history.

         The Fund's investment strategies are based on principles of the late Benjamin Graham, as interpreted and applied by the Fund's subadviser, Ladas & Hulings, Inc. (the "Subadviser"). Mr. Graham was the author of Security Analysis and The Intelligent Investor, widely recognized texts on the fundamental value analysis of common stocks.

         American Diversified Asset Management, Inc. ("ADAM" or the "Adviser") is the Fund's investment adviser and oversees the investment activities of the Subadviser. The Subadviser is responsible for the primary day-to-day portfolio investment management decision making process, for furnishing continuous investment supervision to the Fund and for management of the Fund's portfolio.

         For a more detailed discussion of the Fund's fees, expenses, management and Subadviser, see the following section of the prospectus: "Fee Data" and "Management of the Fund," and the following section of the Statement of Additional Information: "Investment Advisory and Other Services."


                       INVESTMENT OBJECTIVE AND POLICIES

         Investment Policies. The investment objective, strategies and policies of the Fund are described in the Prospectus under the heading "The Fund - Investment Objectives and Strategies."

         Investment Restrictions. The following investment restrictions, except insofar as otherwise indicated, are fundamental policies which may not be changed without the affirmative vote of the holders of the lesser of (A) 67% or more of the Fund's shares present at a shareholders meeting at which more than 50% of the outstanding shares are present or represented by proxy, or (B) more than 50% of the Fund's outstanding shares. In accordance with these investment restrictions, the Fund will not:

         1. Purchase or sell real estate or interests therein, although the Fund may purchase securities of issuers, which engage in real estate operations, and securities which are secured by real estate or interests therein.

         2. Purchase or sell commodities or commodity futures contracts, except that the Fund may enter into foreign currency forward contracts for the purpose of hedging against foreign currency risk in connection with the purchase or sale of foreign securities.

         3. Purchase oil, gas or other mineral leases, rights or royalty contracts or exploration or development programs, except that the Fund may invest in the securities of companies which operate, invest in or sponsor such programs.

         4. Write, purchase or sell puts, calls, or combinations thereof.

         5. Make short sales of securities.

         6. Purchase securities on margin, except for such short-term loans as are necessary for the clearance of purchases of portfolio securities.

         7. Engage in the underwriting of securities (which for such purposes does not include any activities pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended ("1940 Act")).

         8. Make loans of money or securities, except (a) by the purchase of a portion of an issue of publicly distributed debt obligations in which the Fund may invest consistent with its investment objectives and policies, or (b) by in repurchase agreements with respect to obligations of the U.S. Government, its agencies or instrumentality's, maturing in 7 days or less.

         9. Borrow money, except that the Fund may borrow from a bank for temporary or emergency purposes (and not for investment) in amounts not exceeding 10% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed).

         10. Pledge its assets or assign or otherwise encumber them, except to secure borrowings effected within the limitations set forth in Restriction 9.

          11. Issue senior securities, as defined in the 1940 Act, except insofar as the Fund may be deemed to have issued a senior security by reason of
(a) entering into any repurchase agreement, or (b) borrowing money in accordance with Restriction 9.

          12. Purchase more than 10% of any class of securities of any one issuer, including its outstanding voting securities, or invest in any issuer for the purpose of exercising control or management.

          13. Invest more than 15% of the Fund's total assets in securities of foreign issuers that are not listed on a recognized U.S. or foreign securities exchange, including no more than 10% of its total assets which may be invested in securities with a limited trading market.

          14. Invest more than 25% of its total net assets in any one industry (determined by reference to the Morgan Stanley Capital International World Industry Classifications).

          15. Purchase securities of other investment companies, except (a) in connection with a merger, consolidation, reorganization or acquisition of assets, or (b) in the open market where no commission or profit to a sponsor or dealer other than the customary broker's commission results from such purchase, in an amount not in excess of 10% of the value of the Fund's total assets.

          Whenever any investment policy or investment restriction states a maximum percentage of the Fund's assets which may be invested in any security or other property, it is intended that such maximum percentage limitation be determined immediately after and as a result of the Fund's acquisition of such security or property. Accordingly, the Fund is not required to dispose of common stocks due to an increase in percentage resulting from a change in market values.

          Risk Considerations. The Fund may invest in debt securities, including foreign and domestic corporate and government debt securities. As a general matter, the current value of debt securities, including U.S. Treasury Notes, varies inversely with changes in prevailing interest rates. If interest rates increase after a debt security is purchased, the value of that security will normally decline. Conversely, should prevailing interest rates decrease after a debt security is purchased, its market price will normally rise.

          The Fund may invest in preferred stocks. Preferred stocks are generally fixed-income securities. Preferred stockholders normally have the right to receive dividends at a fixed rate when and as declared by the issuer's board of directors, but do not participate in other amounts available for distribution by the issuing corporation. Preferred stocks are, however, equity securities in the sense that they do not represent a liability of the issuer and therefore do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities. In addition, preferred stocks are subordinated in right of payment to all debt obligations and creditors of the issuer.


         The Fund may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entities the holder to receive interest generally paid or accrued on debt, or the dividend paid on preferred stock, until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have several unique investment characteristics such as
(1) higher yields than common stocks, but lower yields than comparable nonconvertible securities, (2) a lesser degree of fluctuation in value than the underlying stock since they have fixed income characteristics, and (3) the potential for capital appreciation if the market price of the underlying common stock increases. A convertible security might be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by the Fund is called for redemption, the Fund may be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.


         The Fund also may invest in the securities of other investment companies. The Subadviser may invest in the securities of closed-end investment companies that invest in "special situations" (such as in the securities of foreign issuers) or that in the Subadviser's estimation are undervalued. Investments in the securities of investment companies are subject to certain limitations under the 1940 Act. Under the 1940 Act, the Fund may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the outstanding voting securities of any investment company. In addition, the Fund may not invest more than 10% of its total assets in securities issued by other investment companies. If the Fund were to invest in the securities of an investment company, the Fund's shareholders would bear not only their proportionate share of the expenses of the Fund (including operating expenses and the fees paid to the Investment Adviser), but also would bear indirectly similar expenses of the underlying investment company.

         The Fund has an unlimited right to purchase foreign securities listed on a stock exchange as well as a limited right to purchase unlisted securities. There may be less publicly available information about foreign companies as compared to the reports and ratings which are published about companies in the United States. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to United States companies. Foreign stock markets have substantially less volume than the New York Stock Exchange, and securities of foreign companies frequently tend to be less liquid and more volatile than securities of comparable United States companies. The Fund may invest up to 15% of its total assets in unlisted foreign securities, including not more than 10% of its total, assets in securities with a limited trading market, which, in the opinion of the Investment Adviser, are liquid and have readily available market quotations. There is less government supervision and regulation of foreign stock exchanges, brokers and listed companies than in the United States. Brokerage commissions may be higher for effecting transactions in foreign securities than is the case for securities of United States companies. Furthermore, investments in securities of issuers located in foreign countries may be subject to the possibility of expropriation, confiscatory taxation or nationalization, and could be affected by political or social instability or diplomatic developments.

         The Fund may enter into forward foreign currency contracts for the purpose of hedging against foreign currency risk in connection with the purchase or sale of foreign securities. A foreign currency forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract.

         If the Fund entered into a contract for the purchase or sale of a security denominated in a foreign currency, generally it would also enter into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transaction. In this manner, the Fund may obtain protection against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date the security is purchased or sold and the date upon which payment is made or received, although the Fund also loses the right to the benefit of any favorable movement in exchange rates occurring during such period. The settlement period for certain foreign securities transactions may be longer than the customary period applicable to most securities settlements that take place in the United States.


                             MANAGEMENT OF THE FUND

The name, address, principal occupations during the past five years, and other information with respect to each of the Directors and officers of the Company are as follows:



Name, Address and                                    Principal Occupations
Officers with Company                                During Past 5 Years
--------------------------------------------------------------------------------

JAMES B. REA, JR.*                                    Director,  President, Director and CFO of American
 2305 Donella Circle                                  Diversified Asset Management, Inc., investment advisor,
 Los Angeles, California                              broker-dealer, underwriter and distributor.
  Chairman of the Board, President and
  Secretary

KLAUS CONRADI *                                       Sr. Executive of American Diversified AG
Kurfurstendamm 15                                     Wertpapierhandelsbank, Berlin, Germany;  Director  of
Berlin, 10719  Germany                                American Diversified Holdings, Inc., Professional Banker and
   Director                                           Appraiser.

GERALD H. BORDEN                                      Orthodontic Specialist. President of Gerald H. Borden, DDS,
2407 Swanfield Court                                  Inc. of Westlake Village, California.
Thousand Oaks, California
  Director

VICTOR MONKE                                          Psychiatrist, Psychoanalyst. Recent President, Southern
6500 Wilshire Boulevard                               California Psychoanalytic Institute, attending Psychiatrist
Suite 950                                             Cedars-Sinai Medical Center, Los Angeles, California;
Los Angeles, California                               Associate Clinical Professor of  Psychiatry, University of
  Director                                            California at Los Angeles, Formerly


                                                      General Partner Nebraska Company, real estate management,
                                                      Trustee American Psychoanalytic Association and Southern California
                                                      Psychoanalytic Institute.

JOHN P. SHELTON                                       Professor Emeritus of  Finance at Anderson Graduate School of
12377 Ridge Circle                                    Management, UCLA. Chartered Financial Analyst, Ph.D. in
Los Angeles, California                               Economics and board member of (1) Paramount Mutual Fund, Los
  Director                                            Angeles, CA., (2) Genisco Technology Corp., (electronics),
                                                      Anaheim, CA

R. PAUL TOEPPEN                                       President, Toeppen and Company, Los Angeles, California,
1703 Stone Canyon Road                                management and financial consultants.
Los Angeles, California
  Director

JAMES A. TRACY                                        Managing Partner, Tracsam Associates, real estate developer
3723 Brookview Road                                   and manager; formerly Secretary and Treasurer, Barber-Colman
Rockford, Illinois                                    Company (capital goods manufacturer), Rockford, Illinois.
 Director


* Mr. Rea, Jr. and Mr. Conradi are "interested persons" of the Fund (as that term is defined by the 1940 Act) by virtue of their affiliations with American Diversified Asset Management, Inc. and American Diversified Holdings, Inc., respectively. Drs. Borden and Monke and Messrs., Toeppen, Tracy and Shelton are not "interested persons" of the Fund.

          The Directors and officers of the Company who are affiliated with American Diversified Asset Management, Inc. are not separately compensated for their services as Directors and officers of the Company. The Company pays each of its Directors who are not affiliated with American Diversified Asset Management, Inc. a fee of $200 per Board of Directors meeting attended and $100 per Audit Committee meeting attended, and reimburses their expenses for attendance at the meetings. For the fiscal year ended March 31, 1998, the Directors received the following compensation from the Company:

                                                      Pension or                                   Total
                                                      Retirement         Estimated             Compensation
                                Aggregate          Benefits Accrued       Annual              From Registrant
                              Compensation          As Part of Fund     Benefits Upon         and Fund Complex
Name of Director            from the Company           Expenses         Retirement           Paid to Directors
--------------------------------------------------------------------------------------------------------------
James B. Rea, Jr.                  None                  N/A               N/A                     None
Klaus Conradi                      None                  N/A               N/A                     None
Gerald H. Borden                  $1,200                 N/A               N/A                     $1,200
J. Victor Monke                   $  600                 N/A               N/A                     $  600
John P. Shelton                   $1,200                 N/A               N/A                     $1,200
R. Paul Toeppen                   $  800                 N/A               N/A                     $  800
James A. Tracy                    $1,200                 N/A               N/A                     $1,200

                             PRINCIPAL SHAREHOLDERS

          As of ____, 1998, there were____ shares of the Fund outstanding, of which ______ shares (or ____% of the total outstanding shares) were owned beneficially, directly or indirectly, controlled or held with power to vote, by the Directors and officers of the Fund. As of that date, to the knowledge of management, no person owned beneficially, directly or indirectly, 5% or more of the outstanding shares, except for James B. Rea, Jr. and members of his immediate family.


                     INVESTMENT ADVISORY AND OTHER SERVICES

         Investment Adviser. American Diversified Asset Management, Inc., 12100 Wilshire Boulevard, Suite 680, Los Angeles, 90025, is the Fund's investment adviser and oversees the investment activities of the Subadviser. ADAM is a wholly-owned subsidiary of American Diversified Holdings, Inc. ("ADHI"), a corporation formed to manage mutual funds in the United States and Europe. ADHI also is the parent company to American Diversified AG, a German financial services firm located in Berlin.

          Pursuant to an Investment Advisory Agreement (the "Agreement") and a Sub-Investment Advisory Agreement the Company has retained the Investment Adviser to oversee the Subadviser to manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities, and to furnish the Fund with investment research, advice and supervision.

         The Fund bears all expenses incurred in its operation, including, but not limited to, charges and expenses of any registrar, custodian, stock transfer and dividend disbursing agent; brokerage commissions; taxes; registration costs of the Fund and its shares under federal and state securities laws; the cost and expense of printing, including typesetting, and distributing prospectuses of the Fund and supplements thereto to existing shareholders; all expenses of meetings of shareholders, Directors and committees of Directors, including the fees and expenses of the Directors and committee members who are not affiliated with the Investment Adviser; expenses of preparing, printing and mailing of proxy statements and reports to shareholders; all fees and expenses incident to services of the custodian and transfer agent, including any plans or programs insofar as not charged directly to the investors; charges and expenses of any outside service used for pricing of the Fund's shares; fees and expenses of legal counsel and of independent accountants; membership dues of industry associations; interest on borrowing; such office space, facilities, utilities, equipment and postage as the Fund reasonably requires in the conduct of its business; insurance premiums on property or personnel (including Directors and officers) of the Fund, which inure to its benefit; and extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto).

         As compensation for the services and facilities furnished to the Fund, the Fund pays the Adviser a monthly fee equal on an annual basis to 1% of the first $100,000,000 of the Fund's net assets as of the close of business on the last business day of each calendar month during the Fund's fiscal year; reduced to 0.75% of such net assets in excess of $100,000,000 up to $250,000,000; and 0.5% of such net assets in excess of $250,000,000.

         The Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Adviser is not liable to the Fund or any of its shareholders for any error of judgment, mistake of law, or any loss arising out of any investment or for any other act or omission by the Adviser in the performance of its duties under the Agreement. The Agreement in no way restricts the Investment Adviser from acting as investment counselor or adviser to others.

         The Investment Advisory Agreement for the Fund was approved by the Directors of the Company and by vote of the shareholders of the Fund on ________, 1998, effective ________, 1998. The Investment Advisory Agreement will continue in effect until March 31, 2000. It will continue in effect from year to year if specifically approved annually by (a) the Directors, acting on behalf of the Fund, including a majority of the Disinterested Directors, or (b) by a majority of the outstanding voting securities of each class of the Fund as defined in the 1940 Act.

         The Fund's Investment Advisory Agreement may be terminated without penalty at any time, by a similar vote upon not more than 60 nor less than 30 days written notice by the Adviser, the Directors, or a majority of the outstanding voting securities of the Fund as defined in the 1940 Act. Such agreement will automatically terminate in the event of its assignment, as defined in Section 2(a)(4) of the Act.

         The Directors and officers of American Diversified Asset Management, Inc. are as follows:

                                      Position With                       Position With
Name                                  Investment Adviser                   the Company
------------------                   ------------------------       ----------------------------------
James B. Rea, Jr.                     Director, President and         Chairman of the Board, President
                                       CFO                             and Secretary

Frances L. Rea                        None                             Treasurer


         Subadviser. The Subadviser, Ladas & Hulings, Inc., 8655 E. Via De Ventura, Suite G-200, Scottsdale, AZ 85258, is an investment adviser registered with the Securities Exchange Commission. The Sub-Investment Advisory fees payable to the Subadviser are to be paid directly by Adviser from its investment advisory fees. The Subadviser, who provides the primary day-to-day portfolio investment management decision making process for the Fund, relies upon an investment committee consisting of its analysts, and portfolio management professionals to conduct investment management responsibilities for the Fund. The Subadviser obtains and evaluates such statistical and factual information and advice relating to the economy, securities markets and specific securities as it considers necessary or useful continuously to manage the assets of the Fund in a manner consistent with the Fund's investment objectives and policies and investment restrictions. The Subadviser also selects brokers and dealers for execution of the Fund's portfolio transactions. The Investment Adviser and Subadviser maintain some of the Fund's books and records.


         Pursuant to the Sub-Investment Advisory Agreement between the Adviser and Subadviser, dated __,1998, fees payable under the Sub-Investment Advisory Agreement will accrue daily and be paid monthly by the Adviser. The sub-investment advisory fees payable to the Subadviser are to be paid directly by the Adviser from its investment advisory fees. Therefore the investment advisory fees for the Fund will not be increased as a result of the implementation of the Sub-Investment Advisory Agreement. As compensation for its services, the Adviser will pay the Subadviser at the annual rate of 0.50% of the first $100,000,000 of the Fund's average daily net assets, 0.375% of such net assets in excess of $100,000,000 up to $250,000,000, and 0.25% of such net assets in excess of $250,000,000.

         The Sub-Investment Advisory Agreement will continue in effect until March 31, 2000 and then will continue in effect from year to year if specifically approved annually by (a) the Directors, acting on behalf of the Fund, including a majority of the Disinterested Directors, or (b) by a majority of the outstanding voting securities of each class of the Fund as defined in the 1940 Act.

         The Fund's Sub-Investment Advisory Agreement may be terminated without penalty at any time, by a similar vote upon not more than 60 nor less than 30 days written notice by the Adviser, the Subadviser, the Directors, or a majority of the outstanding voting securities of the Fund as defined in the 1940 Act. Such agreement will automatically terminate in the event of its assignment, as defined in Section 2(a)(4) of the Act.

         Custodian. The Chase Manhattan Bank, One MetroTech Center, Brooklyn, New York 11245 serves as custodian of the Fund's assets. The custodian has entered into agreements with foreign sub-custodians approved by the Directors pursuant to rules under the 1940 Act. The Fund pays The Chase Manhattan Bank, N.A. for its services according to a schedule of charges agreed on from time to time.

         Transfer Agent. PFPC Inc., 400 Bellevue Parkway, Suite 108, Wilmington, DE 19809, serves as transfer agent for the Fund's shares.


         Independent Accountants. McGladrey & Pullen, LLP, serves as independent accountants for the Fund.



                              BROKERAGE ALLOCATION

         The Investment Adviser selects, for the execution of purchases and sales of the Fund's portfolio securities, brokers and dealers who, in its opinion, will provide the best combination of price (inclusive of brokerage commissions) and execution for the Fund's orders. Pursuant to the Agreement, the Subadviser may consider research provided by a broker-dealer, and a broker-dealer may receive a fee higher than that which would be charged by another broker-dealer that does not furnish research services or that furnishes research services deemed to be of lesser value, so long as the criteria of
Section 28(e) of the Securities Exchange Act of 1934 are met. According to
Section 28(e), a person with investment discretion, such as the Subadviser, shall not be deemed to have acted unlawfully or to have breached its fiduciary duty by causing the Fund to pay a higher commission than the lowest available, if such person makes a good faith determination that the commissions paid are reasonable in relation to the value of the brokerage and research services provided, in terms of either a particular transaction or his overall responsibilities with respect to the accounts as to which he exercises investment discretion.

         As a general matter, it is the Fund's policy to execute purchases and sales of listed portfolio securities through American Diversified Asset Management, Inc., except when better price and execution can be obtained elsewhere. In executing securities transactions for the Fund, it is understood that American Diversified Asset Management, Inc. will transmit the transaction to a member firm of the exchange used, of which the member firm will receive a portion of the commission as the clearing broker and floor trader. The brokerage commissions to be paid by the Fund to American Diversified Asset Management, Inc. for executing securities transactions for the Fund's portfolio are calculated in accordance with procedures adopted by the Company's Board of Directors, including a majority of the Directors who are not "interested persons" of the Company or of American Diversified Asset Management, Inc., pursuant to Rule 17e-1 under the 1940 Act. Rule 17e-1 requires that such commissions or other remuneration received by American Diversified Asset Management, Inc. be reasonable and fair compared to the commissions, fees or other remuneration received by other brokers in comparable transactions involving similar securities during a comparable period of time. So long as American Diversified Asset Management, Inc. can perform its services on such basis, it will continue to be principal broker for the Fund's transactions in listed securities. In executing transactions for the Fund, American Diversified Asset Management, Inc. treats the Fund like any other public customer, and the

Fund's orders are accorded priority over those received by American Diversified Asset Management, Inc. for its own account or for the account of any of its Directors, officers or employees. No transactions may be effected by the Fund with American Diversified Asset Management, Inc. acting as principal for its own account. Over-the-counter purchases and sales normally are made with principal market makers, except where, in the opinion of the Investment Adviser, better prices and execution may be obtained on a commission basis or from other sources.

         Directors and officers of the Company who are also Directors and officers of American Diversified Asset Management, Inc. may receive indirect benefits from the Fund as a result of the usual and customary brokerage commissions which American Diversified Asset Management, Inc. may receive for acting as broker to the Fund in portfolio securities transactions. In approving the Agreement between the Company and American Diversified Asset Management, Inc., the Board of Directors took into account that the Agreement does not provide for a reduction of the investment advisory fee by any portion of the brokerage generated by portfolio transactions of the Fund which American Diversified Asset Management, Inc. may receive.

         The Investment Adviser may from time to time recommend allocating brokerage commissions to firms other than American Diversified Asset Management, Inc., which furnish research and statistical information to the Investment Adviser or which render services to the Fund which the Investment Adviser is not required to provide. The supplementary research or other services provided by such firms is useful in varying degrees and is of indeterminable value. No formula can be established for the allocation of business to such brokers.


                   PURCHASE, REDEMPTION AND PRICING OF SHARES

         The Prospectus describes the manner in which the Fund's shares may be purchased and redeemed. See "Purchase of Shares" and "Redemption and Repurchase of Shares."

         Net Asset Value. Because of differences in time zones, trading on European and Far Eastern securities exchanges and over-the-counter markets is completed before the close of business on the New York Stock Exchange on each day when the New York Stock Exchange is open. In addition, European or Far Eastern securities trading may not take place on all business days in New York, and likewise may take place on certain days when the New York Stock Exchange is not open, and on which the Fund's net asset value is not calculated. The Fund calculates net asset value per share, and therefore effects sales and redemptions, as of the close of the New York Stock Exchange once on each day on which that Exchange is open. If events materially affecting the value of foreign securities occur between the time when their price is determined (as of the close of the foreign markets) and the time when the Fund's net asset value is calculated, such securities will be valued at fair value by methods as determined in good faith by the Board of Directors.

         The Board of Directors may suspend the determination of the net asset value for the whole or any part of any period (1) during which the New York Stock Exchange is closed other than for customary week-end and holiday closings,
(2) during which trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission, (3) during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (4) for such other periods as the Securities and Exchange Commission may by order permit for the protection of the holders of the shares.

         Letter of Intent. The schedule of reduced sales charges also is available to investors who enter into a written Letter of Intent providing for the purchase, within a thirteen-month period, of Fund shares from the Principal Underwriter. Fund shares previously purchased prior to the date of receipt by the Fund's Transfer Agent of the Letter of Intent and still owned by the shareholder may also be included in determining the applicable reduction, provided the dealer or shareholder notifies the Principal Underwriter of such prior purchase.

         A Letter of Intent permits an investor to establish a total investment goal to be achieved by any number of investments over a thirteen-month period. Each investment made during the period will receive the reduced sales commission applicable to the amount represented by the goal as if it were a single investment. A number of shares totaling 5% of the dollar amount of the Letter of Intent will be held in escrow by the Fund's Transfer Agent in the name of the shareholder. The initial purchase under a Letter of Intent must be equal to at least 5% of the stated investment goal.

         The Letter of Intent does not obligate the investor to purchase, or the Fund to sell, the indicated amount. In the event the Letter of Intent goal is not achieved within the thirteen-month period, the investor is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and sales charges actually paid. The Principal Underwriter is authorized by the shareholder to liquidate a sufficient number of his escrowed shares to obtain such a difference. If the goal is exceeded and purchases pass the next sales charge level, the sales charge on the entire amount of the purchase that results in passing that level and on subsequent purchases will be subject to further reduced sales charges, but there will be no retroactive reduction of sales charges on previous purchases. At any time while a Letter of Intent is in effect, a shareholder may, by written notice to the Principal Underwriter, increase the amount of the stated goal. In that event shares purchased and still owned by the shareholder will be included in determining the applicable sales charge reduction. The 5% escrow and minimum purchase requirements will be applicable to the new stated goal.

         Withdrawal Program. A shareholder owning or purchasing Fund shares with $10,000 or more value at Offering Price may open a Withdrawal Program providing regular quarterly or monthly payments in any amount requested from shares held in the Program. Additional shares may be purchased in the Program only in amounts of $5,000 or more. The Program is voluntary and can be terminated at any time by either the shareholder or the Fund. There are no service charges for the program.

         Income dividends and capital gains distributions on shares held in a Program are automatically reinvested in additional whole or fractional shares. The Program is not an annuity and does not and cannot protect against loss in declining markets. Amounts paid to a shareholder from the Program represent the proceeds from redemption of shares, and the value of the shareholder's investment in the Fund will be reduced to the extent that the payments exceed any increase in the aggregate value of his shares, including shares purchased through reinvestment of dividends and distributions. This is particularly apt to occur in a declining market. For tax purposes, depending upon the shareholder's cost basis in the shares redeemed, each withdrawal generally will result in a capital gain or loss.

         Individual Retirement Account. Individuals (even if already covered by a qualified pension or profit-sharing plan, Keogh plan, or Government Plan) can invest in Fund shares through an Individual Retirement Account under Section 408 of the Internal Revenue Code.

         An application form, together with the disclosure statement which the Internal Revenue Service requires to be furnished, may be obtained on request to the Principal Underwriter: American Diversified Asset Management, Inc., 12100 Wilshire Boulevard, Suite 680, Los Angeles, California 90025. An IRA which is established within seven days of the date of receipt of the disclosure statement may be revoked within seven days after the account is established and the initial contribution will be refunded. An IRA established more than seven days after the receipt of the disclosure statement may not be revoked.

         Application forms are also available to "rollover" to an IRA in the Fund, without federal income tax, distributions from a qualified retirement plan and amounts previously accumulated under any other IRA, which satisfy tax law requirements for such tax-free rollover treatment. By doing so, federal income tax, both on the amount rolled over and on any earnings derived from it, generally will be deferred until distributed from the IRA.

         PNC Bank, N.A. charges an annual $10.00 custodian fee for IRAs. PNC Bank, N.A. may redeem Fund shares held in an IRA in order to pay this fee.


                                   TAX STATUS

         The following discussion sets forth additional information summarizing certain U.S. Federal tax considerations incident to an investment in the Fund.

         The Fund intends to continue to qualify and elect to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code").

         Generally, in order to qualify as a regulated investment company, the Fund must, among other things, (1) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies; (2) diversify its holdings so that, at the end of each quarter of the taxable year, (a) at least 50% of the value of the Fund's assets is represented by cash, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and M not more than 25% of the value of its total assets is invested or deemed to be invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies); and (3) distribute at least 90% of its net investment income (which includes dividends, interest and net short-term capital gains in excess of net long-term capital losses) each taxable year.

         As a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on its net investment income and net capital gains (any net long-term capital gains in excess of the sum of net short-term capital losses) if any, that it distributes to shareholders. The Fund intends to distribute to its shareholders, at least annually, substantially all of its net investment income and net capital gains. In addition, amounts not distributed by the Fund on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the tax, the Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses, as prescribed by the Code) for the twelve month period ending on October 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that are treated under the excise tax rules as not having been distributed during such years. A distribution will be treated as paid on December 31 of a calendar year if it is declared by the Fund in October, November or December of that year to shareholders of record on a date in such a month and paid during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. To prevent imposition of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirements.

         Dividends paid out of the Fund's net investment income will be taxable to a shareholder as ordinary income. To the extent such dividends are attributable to certain dividends received by the Fund from domestic corporations, they will be eligible for the dividends received deduction available to shareholders which are corporations, provided that such amounts otherwise qualify for that deduction and the Fund designates such amounts as derived from certain dividends from domestic corporations. Net capital gains, if any, to the extent distributed by the Fund and designated by the Fund as capital gain dividends, are taxable to shareholders as long-term capital gains, regardless of how long the shareholder has held the Fund's shares, and are not eligible for the dividends received deduction. The tax treatment of dividends and distributions will be the same whether a shareholder reinvests them in additional shares or elects to receive them in cash.


         Because the Fund may invest more than 50% of its total assets in securities of foreign corporations, the Fund may be eligible to elect to take advantage of the provisions of Section 853 of the Code, under which a shareholder will be treated as receiving an additional distribution from the Fund, in the amount indicated in a notice furnished to him, as his pro rata portion of income and similar taxes paid to foreign governments with respect to interest, dividends and gain on the Fund's foreign portfolio investments. The shareholder then may take his portion of the amount of such foreign taxes paid as a credit against his federal income tax, subject to certain limitations. If the shareholder finds it more to his advantage to do so, he may, in the alternative, treat the foreign tax paid as a deduction from his gross income in computing his taxable income. No deduction for foreign taxes may be claimed by a shareholder who computes his tax as an individual and does not itemize deductions. In addition, foreign income and similar taxes are not generally deductible by an individual in computing alternative minimum taxable income. Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the Fund makes the Section 853 election, the source of the Fund's income flows through to its shareholders. With respect to the Fund, gains from the sale of securities generally will be treated as derived from U.S. sources and certain currency fluctuation gains will be treated as derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, including foreign source passive income received from the Fund. In addition, the foreign tax credit may offset only 90% of the tentative alternative minimum tax imposed on corporations and individuals, and foreign taxes may not be deducted in computing minimum taxable income. The foregoing is only a general description of the foreign tax credit under current law and should not be regarded as exhaustive. Each shareholder should consult his tax adviser with respect to the availability of the foreign tax credit.


         Certain forward contracts in which the Fund may invest may be "section 1256 contracts." Gains or losses on section 1256 contracts are generally considered 60% long-term and 40% short-term capital gains or losses ("60/40"); however, foreign currency gains or losses (as discussed below) arising from forward foreign currency contracts generally are treated as ordinary income or loss. Also, certain forward foreign currency contracts that are held by the Fund at the end of each taxable year (and, possibly, on other dates, as required under the Code) are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized.

         Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of certain securities denominated in a foreign currency and certain forward contracts, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, may increase, decrease, or eliminate the amount of the Fund's net investment income to be distributed to its shareholders as ordinary income.

         Generally, the hedging transactions undertaken by the Fund may result in "straddles" for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund. In addition, losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to the Fund of hedging transactions are not entirely clear. The hedging transactions may increase the amount of short-term capital gain realized by the Fund which is taxed as ordinary income when distributed to shareholders.

         The Fund may make one or more of the elections available under the Code which are applicable to straddles. If the Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

         Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased as compared to a fund that did not engage in such hedging transactions.

         Requirements relating to the Fund's status as a regulated investment company may limit the extent to which the Fund will be able to engage in transactions in forward contracts.


         The Fund may be required to withhold 31% of all distributions and gross redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by, or about whom the Fund has been notified by, the Internal Revenue Service (the "IRS") that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code or in U.S. Treasury Department Regulations generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld are credited against each shareholder's U.S. federal tax liability. The Fund reserves the right not to accept account applications not accompanied by correct, certified taxpayer identification numbers and such other information or certifications as the Fund may request pursuant to tax laws and IRS pronouncements. The Fund also reserves the right to close by redemption those accounts for which it does not have a correct, certified taxpayer identification number.


         The Fund may invest in shares of foreign corporations which may be classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC for a taxable year if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. If the Fund receives a so-called "excess distribution" with respect to PFIC stock, the Fund itself will be subject to a tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to shareholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC shares. The Fund itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Fund taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

         The Fund may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, the Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC in a given year. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, other elections may become available that would affect the tax treatment of PFIC shares held by the Fund. The Fund's intention to qualify annually as a regulated investment company may limit its elections with respect to PFIC shares.

          Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC shares, as well as subject the Fund itself to tax on certain income from PFIC shares, the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC shares.

          Distributions and redemptions also may be subject to state, local and foreign taxes depending on each shareholder's particular situation. Shareholders are advised to consult their tax advisers with respect to the particular tax consequences to them of an investment in the Fund. Special U.S. tax rules may apply to investors who are not U.S. citizens. Accordingly, such persons should consult their tax advisers with respect to the tax consequences to them of an investment in the Fund.

                             PRINCIPAL UNDERWRITER

          American Diversified Asset Management, Inc., 12100 Wilshire Boulevard, Suite 680, Los Angeles, California 90025, telephone: (800) 433-1998, or (310) 442-2660, is the Principal Underwriter of the Fund pursuant to an Underwriting Agreement dated _________,1998, which is subject to renewal each year in accordance with the provisions of the 1940 Act. The Agreement will terminate automatically in the event of its assignment. The Principal Underwriter is relieved of liability for any act or omission in the course of its performance of the Agreement, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations.

          The Agreement provides that the Principal Underwriter will use its best efforts to maintain a broad distribution of the Fund's shares among bona fide investors and may sign dealer agreements with responsible securities dealers as well as sell to individual investors. The shares are to be sold only at the Offering Price in effect at the time of sale, with the Fund to receive not less than the full net asset value of the shares sold. The discount between the Offering Price and the net asset value may be retained by the Underwriter, or it may reallow all or any part of such discount to dealers.

          The Agreement provides that the Fund shall pay all costs and expenses incident to registering and qualifying, and maintaining the registration and qualification of, Fund shares for sale under the Securities Act of 1933 and under the applicable blue sky laws of the jurisdictions in which the Underwriter desires to distribute such shares.

          Distribution Plan. On ________, 1998, the sole shareholders of the Fund approved a Plan of Distribution for the Fund (the "Plan"), which Plan became effective _______, 1998. The Plan provides that the Fund will pay monthly to American Diversified Asset Management, Inc. as Principal Underwriter, a distribution fee charged against the assets of the Fund and equal on an annual basis to 0.35% of the Fund's average daily net assets. The distribution fee will be paid to the Principal Underwriter for its services as distributor of the Fund's shares in connection with any activities or expenses primarily intended to result in the sale of shares of the Fund, including, but not limited to: (1) compensation to employees of the Principal Underwriter who engage in or support the distribution of the Fund's shares, including salary, commissions, travel and related expenses; (2) compensation to and expenses of the Principal Underwriter, including overhead and telephone expenses, allocable to its activities as distributor of the Fund's shares; (3) payments to broker-dealers, financial institutions and other persons as compensation for services in connection with the distribution of shares of the Fund, including promotional incentives and fees calculated with reference to the average daily net asset value of the shares held by share-holders who have a brokerage or other service relationship with such broker-dealers or financial institutions; (4) the costs of printing and distributing prospectuses, statements of additional information, and reports for other than existing shareholders; (5) payments to consultants for public relations, marketing, research and promotional services related to the distribution of the Fund's shares; (6) the cost of preparing, printing and distributing sales literature and advertising materials; and (7) such other similar services as the Fund's Board of Directors determines to be reasonably calculated to result in the sale of shares of the fund. The Fund will pay all costs and expenses in connection with preparation, printing, and distribution of its Prospectus and SAI for current shareholders and the implementation and operation of the Plan, including legal and accounting fees related thereto.


         American Diversified Asset Management, Inc. receives and retains brokerage commissions with respect to portfolio transactions for the Fund as described above under "Brokerage Allocation," and, as principal underwriter of the Fund's shares, also receives the underwriter's portion of the sales load paid on initial purchases of shares of the Fund. The distribution fee is in addition to the compensation received by American Diversified Asset Management, Inc. as adviser for investment advisory services.

         The distribution fee is payable to the Principal Underwriter regardless of the amounts actually expended by the Principal Underwriter for distribution-related activities. The Plan specifically provides that the amount of the distribution fee payable to the Principal Underwriter pursuant to the Plan is not related directly to the expenses incurred by the Principal Underwriter in providing distribution-related services to the Fund, and that the Plan does not obligate the Fund to reimburse the Principal Underwriter for such expenses. The distribution fee is calculated and accrued daily; the Plan provides that, if it is terminated, any distribution expenses incurred by the Principal Underwriter on behalf of the Fund in excess of payments of the distribution fee received or accrued through the termination date are the sole responsibility and liability of the Principal Underwriter, and are not obligations of the Fund.

         Currently, a service fee and a trail fee will be paid to selling brokers equal on an annual basis to 0.25% and 0.05%, respectively, of the average aggregate net asset value of outstanding Fund shares registered in the name of that broker as nominee or held in a shareholder account that designates that broker as broker of record.

         The Plan was approved by the Board of Directors of the Company, including the unanimous vote of the Directors who are not "interested persons," as defined in the 1940 Act, and who have no direct or indirect financial interest in the operation of the Plan or related agreement (the "Independent Directors"), on _________, 1998. On a quarterly basis, the Company's Board of Directors views a report on expenditures under the Plan and the purposes for which expenditures were made. The Directors conduct an additional, more extensive, review annually in determining whether the Plan will be continued. By its terms, continuation of the Plan from year to year is contingent on annual approval by a majority of the Fund's Directors and by a majority of the Independent Directors. The Plan may be terminated at any time with respect to the Fund by vote of a majority of the Independent Directors or a majority of the outstanding shares of the Fund.

         On July 7, 1993, certain amendments to the National Association of Securities Dealers, Inc. ("NASD") Rules of Fair Practice governing sales charges that may be imposed on purchases of fund shares became effective. The amendments, among other things, subject the payment of 12b-1 fees by mutual funds to certain limits which may vary depending on the existence of other types of sales charges. At its current sales load level, the maximum asset-based distribution fee that the Fund could impose on shares would be 0.75% per annum. "Service fees," up to a maximum of 0.25% per annum, would be exempt from the overall limits on distribution fees. In addition to these annual limitations, all 12b-1 fees and sales loads paid to the Underwriter would be subject to an ongoing cap of 6.25% of aggregate net sales. Because the Plan currently contemplates a 12b-1 fee equal on an annual basis to 0.35%, of which 0.25% would generally meet the definition of a service fee, the NASD rule does not have a significant impact on the Fund or the Plan. Nevertheless, the Plan will be reviewed and, if necessary, amended to assure its compliance with the NASD rules or with any SEC rule amendments that may be adopted.

         Performance Information. The Fund may, from time to time, include its total return in advertisements or reports to shareholders or prospective investors. Standardized quotations of average annual total return for the Fund will be expressed in terms of the average annual compounded rate of return for a hypothetical investment in the Fund over periods of 1, 5 and 10 years (up to the life of the Fund), calculated pursuant to the following formula: P(l + T)(n)= ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures reflect the deduction of a proportional share of Fund expenses (on an annual basis), deduction of the maximum initial sales load, and assume that all dividends and distributions are reinvested when paid. The Fund also may quote supplementary a rate of total return that is based on a net amount invested in the Fund (i.e., that does not reflect deduction of the maximum initial sales load).

         Performance information for the Fund may be compared, in reports and promotional literature, to: (1) the Value Line Composite, NASDAQ, Morgan Stanley World Index, Treasury Note Index, or other unmanaged indices so that investors may compare the Fund's results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general; (2) other groups of mutual funds tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons who rank mutual funds on overall performance or other criteria; and (3) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the Fund. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

         Performance information for the Fund reflects only the performance of a hypothetical investment in the Fund during the particular time period on which the calculations are based. Performance information should be considered in light of the Fund's investment objectives and policies, characteristics and quality of the portfolio, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.


         Miscellaneous. The validity of shares offered hereby will be passed on by Roy W. Adams, Jr., Attorney At Law, 1024 Country Club Drive, Suite 135, Moraga, California 94104.


         Financial Statements. The Fund has recently commenced operations and, therefore, has not yet prepared financial statements for public distribution.

PART C. OTHER INFORMATION


Item 24.       Financial Statements and Exhibits

               (a)      Financial Statements:


                        Incorporated by reference to Registration
                                Statement No. 2-76762


               (b)      Exhibits:


                        (1) through (4) are incorporated by reference
                                 to Registration Statement No. 2-76762

                        (5a) Forms of investment advisory and sub-advisory agreements for Global Value Fund incorporated herein by reference to Registration
                                 Statement No. 2-76762

                        (5b) Form of investment advisory agreement for International Value Fund

                        (5c)     Form of investment sub-advisory
                                 agreement for International Value Fund

                        (6) through (10) are incorporated by reference to Registration Statement No. 2-76762

                        (11)     Consent of McGladrey & Pullen, LLP.


                        (12) through (15) are incorporated herein by reference to Registration Statement No. 2-76762

                        (16)     Not Applicable


                        (17)     Incorporated herein by reference to
                                 Registration Statement No. 2-76762



Item 25.       Persons Controlled by or Under Common Control with Registrant

               None


Item 26.       Number of Holders of Securities


Number of
Date                            Title of Class                Record Holders
------                          --------------                --------------
September 30, 1998              Common Stock--                ____
                                Global Value Fund series

September 30, 1998              Common Stock--                ____
                                International Value Fund
                                series


Item 27.          Indemnification

                  Article EIGHTH of Registrant's Articles of Incorporation and
                  Section 2-418 of the Corporations and Associations Article of the Annotated Code of Maryland are incorporated by reference.

Item 28. Business and Other Connections of Investment Adviser and its Officers and Directors


                  The business and other connections of Registrant's investment adviser, American Diversified Asset Management, Inc., and Registrant's subadviser, Ladas & Hulings, Inc., are described in Parts A and B.


Item 29.          Principal Underwriters

                  (a)      Not Applicable.

                  (b) With respect to each director and officer of the Principal Underwriter:

Name and Business Address
Position with Registrant                Position with Underwriter
--------------------------              -------------------------
James Buchanan Rea, Jr.                 Director, President and Treasurer
Chairman of the Board, President and
12100 Wilshire Blvd.
Secretary
Los Angeles, CA  90025

Frances L. Rea                          Vice President and Secretary
Treasurer
12100 Wilshire Blvd.
Los Angeles, CA  90025


                  (c)      Not Applicable.

Item 30.          Location of Accounts and Records

                  The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules thereunder are maintained as indicated in the possession of The Chase Manhattan Bank, N.A., One Metro Tech Center, Brooklyn, New York, 11245 ("Chase"); American Diversified Asset Management, Inc., 12100 Wilshire Boulevard, , Los Angeles, California 90025 ("ADAM") American Data Services, Inc., 136 Nassau Road, Huntington,(New York 11743"ADS"); PFPC, 400 Bellevue Parkway, Wilmington, Delaware,19809 ("PFPC"); or. Dechert Price & Rhoads, 1775 Eye Street,N.W., Washington, D.C. 20006 ("DPR")

Rule 31a-1

(b)(1).....................................   Chase, ADAM, ADS and PFPC
(b)(2)(A)..................................   ADS and PFPC
(b)(2)(B)..................................   Chase and ADS
(b)(2)(C)..................................   Chase and ADAM
(b)(2)(D)..................................   Chase and PFPC
(b)(3).....................................   Not Applicable
(b)(4).....................................   DPR and ADAM
(b)(5).....................................   Chase and ADAM
(b)(6).....................................   Chase and ADAM
(b)(7).....................................   Not Applicable
(b)(8).....................................   ADS
(b)(9).....................................   ADAM
(b)(10)....................................   Chase and ADAM
(b)(11)....................................   ADAM

Item 31.          Management Services

                  Not Applicable.



Item 32.          Undertakings

                  (a) The Registrant undertakes to furnish each person to whom a prospectus is delivered a copy of the Registrant's latest annual report to shareholders, upon request and without charge, in the event that the information called for by Item 5A of Form N-1A has been presented in the Registrant's latest annual report to shareholders.

                                   SIGNATURES


        Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment No. 22 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Los Angeles, in the State of California, on the 8th day of October, 1998.



                        AMERICAN DIVERSIFIED FUNDS, INC.


                                       By:      /s/  JAMES BUCHANAN REA, JR.
                                                ----------------------------
                                                James Buchanan Rea, Jr.
                                                President

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


Signatures                            Title                          Date
----------                            -----                          ----

/s/ JAMES BUCHANAN REA, JR.
__________________________  President, Secretary and        October 8, 1998
James Buchanan Rea, Jr.     Chairman of the Board
                            (Principal Executive Officer)

__________________________  Treasurer (Chief Financial      October 8, 1998
Frances L. Rea**            Officer)

__________________________  Director                        October 8, 1998
Gerald M. Borden*

__________________________  Director                        October 8, 1998
John P. Shelton*

__________________________  Director                        October 8, 1998
J. Victor Monke*

__________________________  Director                        October 8, 1998
R. Paul Toeppen*

__________________________  Director                        October 8, 1998
James Tracy*

__________________________  Director                        October __, 1998
Klaus Conradi


*By:     /s/ James Buchanan Rea, Jr.
         -----------------------------
         James Buchanan Rea, Jr.
         Attorney-in-fact

  * Powers of attorney previously filed with Registration Statement No. 2-76762 and Post-Effective Amendment No. 11 to the Registration Statement.

** Power of attorney previously filed with Post-Effective Amendment No. 11 to the Registration Statement.